Pacific Energy
DEVELOPMENT

NYSE American: PED



Well-Positioned to Deliver Profitable Growth
March 2019

Forward-Looking Statements

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; our ability to consummate the proposed transaction; any delay or inability to obtain necessary approvals or consents from third parties; our ability to restructure our existing debt facilities; our ability to maintain our listing on the NYSE AMERICAN; our ability to realize the anticipated benefits from the proposed investment; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Investment Highlights

Strong Balance Sheet with Financial Flexibility	▪ NYSE American: PED (~45MM shares outstanding, ~$90MM Market Cap, No Debt) ▪ Maintained NYSE American listing through the downturn and restructuring phase ▪ $75.0 million in secured and unsecured debt eliminated from the balance sheet in June 2018 ▪ $54.7 million in convertible debt to acquire control of PED, acquire Permian properties and fund current development plan all converted to equity in February and March 2019
New Focus, New Experienced Management Team with Strong Track Record	▪ New strategy is to become the premier public company focused on development of conventional assets with unconventional technologies ▪ The executive management team is an experienced management team with a long track record of acquiring and developing oil and gas companies and assets ▪ Technical and operational team has extensive experience in the horizontal San Andres play and DJ Basin with past operators and service companies
Legacy Fields with Shallow Decline and Substantial OOIP	▪ Permian Operated – 48 MMBOE cumulative production from multiple San Andres zones with more than 700 MMBO remaining in-place ▪ Permian Operated – Largely contiguous, long-lived San Andres oil fields with substantial well control and unexploited for modern D&C technologies and techniques ▪ DJ Operated and Non-operated – Large inventory of high rate of return drilling projects
Low-Risk Inventory of Growth Opportunities	▪ Permian – ~42,000 net acres with ~30,000 acres HBP'd ▪ Permian – $3MM CAPEX / well | Shallow depth intervals with short to medium length (1.0 mi to 1.5 mi) laterals ▪ Permian – Three-phase electricity, roads, low utilization salt water disposal capacity and proximity to infrastructure that allows for full-scale development ▪ DJ Basin – ~12,000 net acres mostly HBP'd

Meaningful Proved Reserve Profile

- Highly oil weighted reserves drive value creation
  - ~93% oil
  - $181 million PV-10
- Grow reserves and production through low-risk San Andres infill drilling development program
  - Estimated 400 MBO recoverable per horizontal location

Year End 2018 Reserves (SEC Pricing) (1)					
Reserve Categories	Oil (MBbls)	Gas (MMcf)	NGL (MBbls)	Total (MBoe)	PV-10 ($M)
Proved Developed Producing	435	341	17	508	$7,947
Proved Undeveloped	11,103	4,942	-	11,927	$173,344
Total Proved Reserves	**11,538**	**5,283**	**17**	**12,436**	**$181,291**

Proved Reserves by Commodity (MBOE)



Ngls
673
18%
Gas
1,059
29%
Oil
1,942
53%
2017YE
Gas
881
7%
Ngls
17
0%
Oil
11,538
93%
2018YE

Proved Reserves (MBOE)



3,674
12,436
2017YE
2018YE

(1) Reserves prepared by Cawley, Gillespie & Associates, Inc. DJ Basin PUD reserves are not booked due to SEC guidelines, Pre-restructured management team had not drilled a well in the DJ Basin within the last 5 years.

Asset Overview

Permian Overview

Highlights

- 41,705 Net Acres
- Large, contiguous leasehold position
  - Chaveroo & Milnesand Oil Fields
    - 48 MMboe Production
    - 100% WI / ~81% NRI
    - 100% HBP & ~40% deep rights
    - 4 Active San Andres Hz Completions
    - 12 MMboe Proved Reserves
  - Chaveroo Northeast Field
    - 100% WI / ~77% NRI
    - 31% HBP & 47% Held by CDC
    - 3 San Andres Hz Producers
    - 1 Active San Andres Hz Drill
- Infrastructure In-Place
    - SWD Wells, Facilities, Flowlines
    - Full-Field Electricity & Lease Roads
    - Gas Sales Points
    - Fresh Water Frac Ponds
    - Field Office & Equipment Yard

Acreage Leasehold Map



32E
33E
34E
35E
6S
7S
8S
Chaveroo NE
Chaveroo
Milnesand

Drill-Ready, Fully-Vetted Development Plan With Significant Upside Potential

San Andres' Advantaged Geology

World-Class Reservoir

- Known recovery of 6.7 billion barrels of oil
- Well-established, conventional carbonate reservoir composed of porous dolomite with multiple high permeability zones
- 110 billion barrels of oil-in-place in San Andres reservoirs across the Permian Basin
- Thick anhydrites and tight evaporites provide an excellent top seal
- Developed vertically for decades with limited hydraulic fracs
- Reservoir heterogeneity and minimal structural unconformities make it a superb horizontal play



Wasson,
Seminole,
Goldsmith
Vacuum,
Gbg-Jk
Maljamaar
Yates,
Hobbs
Milnesand
Chaveroo
1
Slaughter
Brahaney
2
3
4
5
Mabee,
Mid. Fms
Levelland
1b
Howard-
Glasscock,
Holt, SA Deep
Anhydrite and anhydritic dolostone
Restricted marine peloidal wk-pk and peritidal
High-energy ramp-crest grainstones
Outer ramp fusulinid-dominated facies
Open marine limestones and dolostones, L7-8
Deeper-water mudstones (Cutoff)

San Andres' Advantaged Geology Cont.

Stratigraphic Column and Type Log

Northwest Shelf Stratigraphy		
Period	Formation	
Permian	Rustler	
Permian	Tansill	
Permian	Yates	
Permian	Seven Rivers	
Permian	Queen	
Permian	Grayburg	
Permian	Upper San Andres	
Permian		Anhydrite
Permian	Lower San Andres	P1
Permian	Lower San Andres	P2
Permian	Lower San Andres	P3
Permian	Lower San Andres	P4
Permian		P5
Permian	Glorietta	
Permian	Yeso	
Permian	Abo	
Permian	Wolfcamp	
Pennsylvanian	Pennsylvanian	
Mississippian	Mississippian	
Devonian	Devonian	
Silurian	Fussleman	



4100'
4200'
4300'
4400'
NuTech

Differentiating Main Pay Zones and Transition Oil Zones

San Andres Oil Accumulation & Production History

- Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic, and Structurally enhanced Stratigraphic
- Legacy fields exist where oil accumulated in these traps to form thick oil columns (Main Pay Zones)
- Early completions stayed above the Oil-Water Contact and initially produced water-free oil
- Legacy San Andres fields lack sharp Oil-Water Contacts due to late-Tertiary, eastward tilting of the Northwest Shelf
- Transition Oil Zones (TOZs) & Residual Oil Zones (ROZs) were found to be very thick and became tertiary targets in the 1990s
- TOZs & ROZs not only lie beneath the legacy fields but also extend beyond the boundaries of legacy fields
- In 2009, operators began drilling horizontal wells into under-developed Main Pay Zones and wildcat horizontal wells into the Transition Oil Zones outside of the vertical economic limit of legacy fields


Extends Beyond
Boundaries of
Legacy Fields
Oil
Trap
Transitional Oil Zone (TOZ)
Base of Oil Saturation
100%
Oil Saturation
0%
Oil-Water
Contact
Legacy Oil Target
Average Oil
Saturation Profile
TOZ
Water
Increasing
Water
Saturation


Oil Saturation %
100
0
Oil-Water
Contact
MAIN PAY ZONE
Initial Target of Primary Development
PED Horizontal Target
Transition Zone
Uneconomic Vertical Wells & Dry-Holes
Offset Operators Horizontal Target
Residual Zone
Tertiary Recovery Target

San Andres Horizontal Infill Performance



1,000
100
10
Well Count, Oil Rate (BOPD)
0
12
24
36
48
60
Months

Infill Type Curve[1]	
Peak IP30 (BOPD)	420
Di (%)	70
B-factor	1.4
OIL EUR (MBO)	540
EUR (MBOE)	650



1,000
100
10
Well Count, Oil Rate (BOPD)
0
12
24
36
48
60
Months

Northwest Shelf Type Curve	
Peak IP30 (BOPD)	250
Di (%)	65
B-factor	1.4
OIL EUR (MBO)	340
EUR (MBOE)	410

[1] 45% Infill Wells drilled by Pedevco Technical Team

[1] Performance analysis of 24 horizontal San Andres infill wells drilled within existing legacy vertical fields on 20-Acre spacing or less. Production data was normalized to a lateral length of 4,600' to represent the lateral length of Chaveroo & Milnesand PUD locations. Does not include the Transition Zone well performance to date.

Horizontal San Andres Activity



PED
Chaveroo &
Milnesand
Manzano
WYATT
PERMIAN
SILVER CREEK
OIL&GAS
WALSH PETROLEUM
element petroleum
E R Operating
MONADNOCK
ROCKCLIFF
ENERGY
Apache
HENRY
WALSH PETROLEUM
devon
RILEY
EXPLORATION
GROUP
STEWARD
Wishbone
Rio
SHERIDAN
RING
ENERGY, INC.
Fe
Forge
PARALLEL
Apache
NEW MEXICO
TEXAS
SHERIDAN
KEY
= Active San Andres HZ drilling and/or completions in 2016-2017
Basemap from BEG Digital Play Analysis Portfolio, 2005

- Horizontal San Andres play results have varied significantly
  - Primarily due to reservoir quality, water saturations and completion design
- Differentiated acreage position
  - Superior reservoir quality with a large acreage position in main pay zones
  - First-class technical and operations team which helped develop the play while at Sheridan Production Co
- PED in under one year has acquired over 40,000 net acres in the play
- PED is one of only two public companies focused on the play
- A&D activity has picked up in the past year as PE firms begin to monetize their San Andres portfolio companies

Consolidation of Multiple Operators Key to Unlocking Long-Term Synergies

DJ Basin Overview

Highlights

- ~12,000 Net Acres
- Operated position & Non-operated participation with reputable operators
- 65 gross (21 net) wells
- 18 gross (16 net) operated wells
- Field and Zones
  - Wattenberg Core and Extension
  - Niobrara A, B & C and Codell
- Asset has not had any operated development since 2014, Offset and non-operated results have been very encouraging

Acreage


Wattenberg Extension
Greeley
Middle Wattenberg
Wattenberg
Gerkin

noble energy EXTRACTION Oil & Gas BONANZA CREEK SRC ENERGY BISON OIL & GAS

Notable offset operators and WI partners

DJ Basin Development Potential

DJ Basin Stratigraphic Column Includes Multiple Formation Targets for Horizontal Development



Up to Five Stacked Pay Zones
6200'
6300'
6400'
6500'
6600'
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn



Illustrative Downspacing
(16 wells per section)
1
2
3
4
5
6
7
8
1
2
3
4
5
6
7
8
Potential for 24 wells per section

Legacy Asset with Meaningful Upside Potential in Multiple Zones

Enhanced DJ Basin Well Performance



2016-2017
EUR = 1,296 Mboe
GOR = 4
2016-2017
Monobore Cemented Liner
100% Slickwater 2,500-3,000 lbs/ft
2016-2017
Monobore Cemented Liner
100% Slickwater 1,500-2,000 lbs/ft
2016-2017
EUR = 1,012 Mboe
GOR = 4
2015-2016
Sliding Sleeves
100% Slickwater 800-1,200 lbs/ft
2015-2016
EUR = 895 Mboe
GOR = 7
2015-2016
Sliding Sleeves
Hybrid Frac 800-1,200 lbs/ft
2015-2016
EUR = 510 Mboe
GOR = 4
2012-2015
Sliding Sleeves
100% Gel Frac
700-1,000 lbs/ft
2012-2015
EUR = 356 Mboe
GOR = 5
The great majority of the AMI wells were drilled prior to 2015
Cumulative BOE
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
0
5
10
15
20
25
30
35
40
Months

Improving Completion Techniques with Larger Fracs Driving IP30 and EUR Growth

2019-2020 Development Plan

CAPEX

2019 - 2020 Capital Expenditure Budget

(All $ figures in millions)

Drilling and Completion	
Phase I: 4 Hz. Wells (Chaveroo)[1]	$14.1
Phase II: 4 Hz. Wells (Chaveroo)[2]	$12.7
Phase II: 4 Hz. Wells (Milnesand)[2]	$12.7
DJ-Basin (Non-Op): 3 Gross Hz. Wells[3]	$7.6
Facilities & Infrastructure[4]	$5.0
Total [5]	**~ $52.1**

[1] Phase I includes D&C of four (4) 1.0 mi laterals
[2] Phase II includes D&C of seven (7) 1.0 mi laterals and one (1) 1.5 mi lateral in Chaveroo, Chaveroo NE and Milnesand
[3] Subject to pending AFE from the operator (Private)
[4] Construction of central facilities including tank batteries, injection lines, heater treaters and SWD pumps
[5] Of the $52.1MM CAPEX the Company has raised $22MM to date and a portion will be funded by cash from operations

Capital Spend by Category



$12.7
24%
$12.7
24%
$14.1
27%
$5.0
10%
$7.6
15%
Phase I - Chaveroo
Phase II - Chaveroo
Phase II - Milnesand
DJ-Basin Non-Op
Facilities & Infrastructure

Phase I – Hz. San Andres (2019)

Program Overview

- **Benchmark performance and optimize drilling & completions to achieve ultimate potential**
  - Evaluate lateral orientation by drilling South to North and North to South
  - Fracture Diagnostics to optimize future frac size, number of stages, and stage spacing
  - Confirm lateral landing target based on oil cut, water-oil-ratio, gas-oil-ratio, and reservoir modeling
- **Increase well predictability and improve efficiencies**
- **Understand future infrastructure & water handling requirements for Full-Field Development**

4 Hz. Chaveroo Infill Wells (20 Acre Spacing)





Phase II – Infill San Andres Development (2019 - 2020)

Program Overview

- Continuation of the Hz. Infill program in both Chaveroo and Milnesand fields
- Grow reserves and production through low-risk San Andres infill drilling development program
  - Chaveroo – potential for 90 to 130 horizontal locations on 20 acre spacing
  - Milnesand – potential for 45 to 65 horizontal locations on 20 acre spacing
  - 8 year inventory of drilling locations
  - Estimated 400 MBO recoverable per horizontal location

Hz Infill Wells (20 Acre Spacing)





Well Positioned to Deliver Profitable Growth

- Advantaged Acreage Position
- Technical and Operational Excellence
- Low-Risk Inventory of Growth Opportunities
- Strong Balance Sheet with Financial Flexibility

Appendix

Management Team

Executive Team with a Strong Conventional and Unconventional Oil & Gas Background



Dr. Simon Kukes, CEO & Director
Since April 2013, Dr. Kukes has served as the principal of SK Energy LLC, his personal holding company. Dr. Kukes was the CEO at Samara-Nafta, a Russian oil company, partnering with Hess Corporation; a U.S. based international oil company, from January 2005 to April 2013. He was President and Chief Executive of Tyumen Oil Company (TNK) from 1998 until its merger with British Petroleum (BP) in 2003. He then joined Yukos Oil as chairman. He also served as chief executive of Yukos from 2003 until June 2004. In 1999, he was voted one of the Top 10 Central European Executives by the Wall Street Journal Europe and in 2003 he was named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world. Dr. Kukes has a primary degree in Chemical Engineering from the Institute for Chemical Technology, Moscow and a PhD in Physical Chemistry from the Academy of Sciences, Moscow and was a Post-Doctoral Fellow of Rice University, Houston, Texas.



J. Douglas Schick, President
Mr. Schick has over twenty years of experience in the oil and gas industry. Prior to joining the Company, Mr. Schick co-founded American Resources, Inc., a Houston, Texas-based privately-held independent oil and gas company and served as Chief Executive Officer (from August 2017 to the present) and as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017). From 2011 to 2013 Mr. Schick consulted several private oil & gas companies on capital raising, M&A and finance. He was Vice President of Finance for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas (2011). He served as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006). Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Technical Team – Vice President of Development, Operations Manager, Drilling Manager and Facilities Engineers all have significant Horizontal San Andres drilling, completions and operations experience managing similar properties for Sheridan Production Company. Members of the team have drilled over 40 horizontal San Andres wells and have been responsible for operating horizontal San Andres wells and thousands of vertical San Andres wells. Team also has extensive drilling, completions and operations experience in the DJ Basin with Baker Hughes and Halliburton.

Administrative & Accounting – Our Administrative and Accounting team have over 100 years of combined oil and gas industry experience.